Exhibit 99.1

2014 First Quarter Financial Results May 8, 2014 NYSE: CF

Safe Harbor Statement All statements in this communication, other than those relating to historical facts, are “forward-looking statements.”  These forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements.  These statements include, but are not limited to, statements about future strategic plans; and statements about future financial and operating results.  Important factors that could cause actual results to differ materially from our expectations include, among others: the volatility of natural gas prices in North America; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. agricultural industry; reliance on third party providers of transportation services and equipment; risks associated with cyber security; weather conditions; our ability to complete our production capacity expansion projects on schedule as planned and on budget or at all; risks associated with other expansions of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations;  future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; the significant risks and hazards involved in producing and handling our products against which we may not be fully insured; our reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; risks associated with international operations; losses on our investments in securities; deterioration of global market and economic conditions; our ability to manage our indebtedness; and loss of key members of management and professional staff.  More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the CF Industries website.  Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Generated Adjusted EBITDA(1) of $513 million and Adjusted Diluted EPS(1) of $4.51 after excluding gains on the sale of the phosphate business Strong ammonia shipments enabled by unparalleled asset base Effectively mitigated short-term North American natural gas cost volatility Operated ammonia plants at system-wide 98% of stated average capacity   3 Capacity expansion projects remain on-time and on-budget Raised $1.5 billion of additional investment grade long-term debt Repurchased 3.2 million shares for $794 million  Closed the sale of the phosphate business for proceeds of $1.1 billion net of tax  Operations Strategic See slides 12-13 for reconciliation of Adjusted EBITDA and Adjusted Diluted Earnings Per Share.  First Quarter Highlights

2014 Priorities Maintain focus on operational excellence  Execute capacity expansion projects which will increase nitrogen capacity 25% by 2016  Return excess cash to shareholders Anticipate closing repurchase program in 2014 Continue to evaluate dividend level 4

Capacity Expansion Progress 5 Donaldsonville Port Neal Donaldsonville June 2013 Donaldsonville April 2014

Increasing Cash Flow Capacity Per Share

CF Industries

- Increased cash flow capacity as measured by N/1000 shares by over 140% since 2010
- Capacity projects underway will increase total N capacity by 25%
- Repurchased 3.9 million shares since January 1, 2014 at an average price of $249
- Remaining share repurchase authorization of approximately $586 million as of April 30, 2014

CF Industries Nitrogen Volumes and Shares Outstanding



Million Nutrient Tons
Million Shares Outstanding
Share Count
April 30, 2010
Jan. 31, 2013
April 30, 2013
(4)
2.6
3.6
0.1
0.3
6.7
1.7
8.4
9
8
7
6
5
4
3
2
1
0
72.0
65.5
59.0
52.5
46.0
39.5
2010 Pre-Terra Acquisition (1)
Terra Acquisition
Executed Debottlenecks (2)
34% CFL (3)
Current
New Plants (5)
Total 2016

Total N tons per 1,000 shares	52.8	86.6	99.6	111.7	128.9	162[6]

(1) *Excludes 34% of Canadian Fertilizers Limited (CFL) that was owned by Viterra. CFL operations were treated as a consolidated variable interest entity in CF Industries Holdings, Inc. financial statements.*
(2) *Ammonia debottleneck projects that were completed prior to January 1, 2013.*
(3) *Acquisition of all outstanding interests in CFL closed April 30, 2013.*
(4) *Includes ammonia debottleneck projects that were completed in 2013 subsequent to April 30, 2013. As of April 30, 2014, the company had 52.1 million shares outstanding and $586 million of remaining share repurchase authorization.*
(5) *Capacity expansion projects at Donaldsonville, LA and Port Neal, IA.*
(6) *Assumes completion of the capacity expansion projects but gives no effect for additional share repurchases subsequent to April 30, 2014.*

6

Nitrogen Market Summary Challenging market conditions Industry-wide ammonia inventory carry over from fall application season Customer reluctance to take inventory risk Coldest winter in 30 years led to elevated natural gas prices  Robust start to the ammonia application season in regions where weather was conducive, ammonia system inventory very low  Domestic urea prices traded at a premium to international prices, but imports declined year-on-year due to lower expected future prices  Tight ammonia and urea inventories and strong side-dress demand expected to lead to positive UAN spot-market sales opportunities 7

Financial Highlights In millions, except percentages and EPS 2014 Q1 2013 Q1 Net sales $ 1,133 $ 1,337 Gross margin  443  675  - As percent of sales  39%  51% EBITDA(1) $ 1,260 $ 651 Adjusted EBITDA(1) $ 513 $ 651 Net earnings attributable to common stockholders  709  407 Adjusted net earnings(2)  248  407 Earnings per diluted share  12.90  6.47 Adjusted earnings per diluted share(2)  4.51  6.47 Diluted average shares outstanding  54.9  62.8 See slide 12 for reconciliation of EBITDA and Adjusted EBITDA. See slide 13 for reconciliation of Adjusted Net Earnings and Adjusted Diluted Earnings Per Share. 8

Q1 Nitrogen Segment Results  In millions,  except as noted 2014 Q1 H/(L)  2013 Q1 Sales $ 988 $ (110) Gross margin  434  (213)  - Percent  44.0%  (15) pts Volume (000 st)    3,018  22 Average selling prices ($/st)  - Ammonia $ 472 $ (128)  - Urea  374  (36)  - UAN  276  (53)  - AN  266  2 Gas cost $/MMBtu $ 4.34 $ 0.77 Mid-Corn Belt Prices $/st Graph source:  Green Markets Ammonia Urea UAN-32     2012                        2013                     2014 9

Outlook/Summary Stable nitrogen market conditions Continued momentum in the ammonia market as the spring season progresses Firm urea spot prices in the spring followed by anticipated declines as application period closes and Chinese exports increase Positioning UAN inventory to meet expected strong spot demand  Natural gas futures contracts and record gas production supports sustainable feedstock cost advantage Continued execution of the capacity expansion projects as spending increases during the rest of the year Continuation of effective capital deployment with $586 million remaining share repurchase authorization as of April 30th  CF Industries is focused on maximizing shareholder value by executing on high-return growth projects and lowering the company’s cost of capital 10

For more information, please visit www.cfindustries.com

EBITDA and Selected Items (in millions) Three months ended March 31, 2014 2013 Net earnings attributable to common stockholders $ 708.5 $ 406.5 Interest expense (income) – net 39.8 37.0 Income taxes 413.2 107.4 Depreciation, depletion and amortization 105.3 107.1 Less: Other adjustments(1) (7.1) (6.6) EBITDA(1) $ 1,259.7 $ 651.4 Less: Pre-tax gain on sale of the phosphate business(1) (747.1) - Adjusted EBITDA(2) $ 512.6 $ 651.4 Memo: Selected items included above Unrealized mark-to-market losses (gains) on natural gas derivatives $ 22.6 $ (22.5) (Gains) losses on foreign currency derivatives (0.9) 11.8 Gain on sale of phosphate business (747.1) - Provision for liability to pre-IPO owners for NOL settlement - 55.2 Total $ (725.4) $ 44.5 EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation, depletion and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in non-controlling interest. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. Adjusted EBITDA is defined as EBITDA less the pre-tax gain on the sale of the phosphate business completed in March 2014. We use adjusted EBITDA as a supplemental financial measure in the comparison of year-over-year performance. (1) (2)

Non-GAAP Reconciliation  Adjusted net earnings is defined as net earnings attributable to common stockholders less the after-tax gain on sale of the phosphate business completed in March 2014.  We use adjusted net earnings attributable to common stockholders and adjusted net earnings per share attributable to common stockholders as supplemental financial measures in the comparison of year-over-year performance.  (in millions, except per share amounts) Three months ended         March 31, 2014 2013 Net earnings attributable to common stockholders $ 708.5 $ 406.5 Less: After-tax gain on sale of the phosphate business  (461.0)  -      Adjusted net earnings attributable to common stockholders(1) $ 247.5 $ 406.5 Net earnings attributable to common stockholders      Diluted $ 12.90 $ 6.47 Adjusted net earnings attributable to common stockholders      Diluted $ 4.51 $ 6.47 Weighted average common share outstanding      Diluted  54.9  62.8 13